                                                                  EXHIBIT 23.1


                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 13, 1998, included in Action Performance Companies, Inc.'s Form 10-K/A for the year ended September 30, 1998, and to all references to our firm included in this registration statement.


                                        /s/ Arthur Andersen LLP


Phoenix, Arizona,
  February 24, 1999.